Exhibit 13.2

 Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 In connection with the Annual Report of Niu Technologies (the “Company”) on Form 20-F for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on April 21, 2023, as amended by Amendment No. 1 thereto (the “Report”), I, Fion Wenjuan Zhou, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

 (1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 8, 2023

By:	/s/ Fion Wenjuan Zhou
	Name:	Fion Wenjuan Zhou
	Title:	Chief Financial Officer